                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D. C. 20549

                                                               FORM 8-K

------------------------------------------------------------------------------------------------------------------------------------

                         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                                            Date of Report
                                                           January 31, 2003

                                                      Commission File No. 0-19131

                                                            MedImmune, Inc.
                                          (Exact name of registrant as specified in its charter)

                                     Delaware                                       52-1555759
                         (State or other jurisdiction of                        (I. R. S. Employer
                          incorporation or organization)                        Identification No.)

                                           35 West Watkins Mill Road, Gaithersburg, MD 20878
                                          (Address of principal executive offices) (Zip Code)

                                   Registrant's telephone number, including area code (301) 417-0770

ITEM 5.     Other Events

The registrant hereby incorporates by reference the press release dated January 30, 2003 attached hereto as Exhibit 99.1 ("MedImmune
Reports 2002 Fourth Quarter and Year-End Results").

(c) Exhibits.

Exhibit
Number      Description
------      -----------

 99.1       Press Release - MedImmune Reports 2002 Fourth Quarter and Year-End Results

                                                              SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              MEDIMMUNE, INC.
                                                              (Registrant)

                                                              /s/: Lota S. Zoth
Date: January 31, 2003                                        Lota S. Zoth
                                                              Vice President and Controller